                                                                   EXHIBIT 10.41

                                SECOND AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), is made and entered into as of March 26, 2003, by and among RADIOLOGIX, INC., formerly known as American Physician Partners, Inc., a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders pursuant to the Credit Agreement referred to below ("the AGENT"), and the Lenders signatory hereto (each a "LENDER").

         A. Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated December 12, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated June 27, 2002 (the "CREDIT AGREEMENT"; capitalized terms used but not defined in the is Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available certain revolving credit facilities to Borrower, subject to the terms and conditions contained in the Credit Agreement.

         B. Borrower, the Agent, and the Lenders desire to amend the Credit Agreement asset forth herein, subject to the terms and conditions contained in this Amendment.

                               STATEMENT OF TERMS

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT

         (a) Subject to the terms and conditions of this Amendment, including without limitation SECTION 6 hereof, the Minimum Fixed Charge Coverage Ratio as set forth in paragraph (a) in ANNEX E of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                  (a) Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio for the 4 quarters ended during each of the periods set forth below shall not be less than the ratio set forth below opposite such period:

                  PERIOD                                    RATIO
                  ------                                    -----
        10/1/02 through 3/31/03                           1.00 to 1.00

        Thereafter                                        1.10 to 1.00


                  For purposes of the determining Borrower's and its Subsidiaries' compliance with the Fixed Charge Coverage Ratio for each of the fiscal quarters ended March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004, the amount of Capital Expenditures subtracted in such determination shall exclude Capital Expenditures actually incurred during such testing period in excess of $15,000,000; provided, however, the maximum amount of such excluded Capital Expenditures for any such testing period shall not exceed $20,000,000. For purposes of the determining Borrower's and its Subsidiaries' compliance with the Fixed Charge Coverage Ratio for the fiscal quarter ended June 30, 2004 and each fiscal quarter ended thereafter, the amount of Capital

         Expenditures subtracted in such determination shall exclude Capital Expenditures actually incurred during such testing period in excess of $15,000,000; provided, however, the maximum amount of such excluded Capital Expenditures for any such testing period shall not exceed $10,000,000.

         (b) Except for the amendment set forth in Section 1(a) of this Agreement, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of Borrower's or any other Credit Party's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Agent's security interests in, security titles to or other liens on any Collateral for the Obligations.

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that (a) this Amendment and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrower and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrower or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

         3. RATIFICATION. Borrower hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by Borrower in connection therewith (including without limitation the other Loan Documents to which Borrower is a party), effective as of the date hereof.

         4. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower or any Credit Party as against the Agent or any Lender with respect to the obligations of Borrower or any Credit Party to any of such parties under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

         5. WAIVER AND RELEASE OF CLAIMS. To induce the Agent and Lenders to enter into this Amendment, Borrower and each of its Subsidiaries hereby forever waives, and releases the Agent, each Lender and their respective affiliates, officers, directors, agents and representatives (collectively, the "RELEASED PARTIES") from, any and all claims, actions, suits, demands, proceedings, orders, obligations and causes of action, whether known or unknown, suspected or unsuspected, both at law and in equity, which the Company, its Subsidiaries or any Credit Party, now has, has ever had or may hereafter have against the Released Parties arising contemporaneously with or prior to the date of this Amendment or on account of or arising out of any matter, cause, event, including, without limitation, any act or failure to act by the Released Parties, occurring contemporaneously with or prior to the date of this Amendment.

         6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date that the Agent shall have received (a) counterparts of this Amendment, duly executed, completed and delivered by the Agent, each of the Lenders, and Borrower, (b) the attached Confirmation of Guaranty, duly executed by each other Credit Party, (c) the payment of an amendment fee in the amount of $50,000 by Borrower to Agent, for the ratable benefit of the Lenders, and (d) such other documents as the Agent or the Lenders shall request.

         7. REIMBURSEMENT OF EXPENSES. Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.



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

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         9. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.



                  [Remainder of page intentionally left blank]








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



         IN WITNESS WHEREOF, the parities have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  RADIOLOGIX, INC.


                                  By: /s/  Sami Abbassi
                                      ------------------------------------------
                                  Name: Sami Abbasi
                                        ----------------------------------------
                                  Title: CFO & EVP
                                         ---------------------------------------


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, as Agent and Lender


                                  By:  /s/  David G. Moore
                                      ------------------------------------------
                                  Name: David G. Moore
                                        ----------------------------------------
                                  Title:  SVP
                                         ---------------------------------------



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


                            CONFIRMATION OF GUARANTY

         Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Second Amendment to Amended and Restated Credit Agreement and Waiver and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

         As of this 26th day of March, 2003.

                                    ADVANCED IMAGING PARTNERS, INC.
                                    ADVANCED MEDICAL IMAGING, INC.
                                    ADVANCED RADIOLOGY, LLC
                                    COMMUNITY IMAGING PARTNERS, INC.
                                    IDE IMAGING PARTNERS, INC.
                                    M&S IMAGING PARTNERS I, INC.  f/k/a M&S
                                             Imaging Partners, Inc.
                                    M&S IMAGING PARTNERS, L.P.
                           By:      M&S IMAGING PARTNERS I, INC.,
                                             as General Partner
                                    MID ROCKLAND IMAGING PARTNERS, INC.
                                    PACIFIC IMAGING PARTNERS, INC.
                                    PREMIER ADVANCED IMAGING NETWORK, LTD.
                                    QUESTAR IMAGING, INC.
                                    QUESTAR ATLANTA, INC.
                                    QUESTAR CLEVELAND, INC.
                                    QUESTAR COLUMBUS, INC.
                                    QUESTAR DULUTH, INC.
                                    QUESTAR HENDERSON, INC.
                                    QUESTAR KANSAS, INC.
                                    QUESTAR LINCOLN, INC.
                                    QUESTAR LOS ALAMITOS, INC.
                                    QUESTAR LOWER BUCKS, INC.
                                    QUESTAR NAPERVILLE, INC.
                                    QUESTAR NORTH GEORGIA, INC.
                                    QUESTAR ORLANDO, INC.
                                    QUESTAR PVH, INC.
                                    QUESTAR QUAKERTOWN, INC.
                                    QUESTAR SAN FRANSICO, INC.
                                    QUESTAR SOUTH CHICAGO, INC.
                                    QUESTAR TAMPA, INC.
                                    QUESTAR TOLEDO, INC.
                                    QUESTAR TRISTATES, INC.
                                    QUESTAR TUCSON, INC.
                                    QUESTAR VICTORVILLE, INC.
                                    QUESTAR WESTWOOD, INC.
                                    RADIOLOGIX SERVICES, INC.  f/k/a
                                             APP Imaging Partners, Inc.



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

                                    RADIOLOY AND NUCLEAR MEDICINE
                                             IMAGING PARTNERS, INC.

                                    ROCKY MOUNTAIN OPENSCAN MRI, LLC
                                    TREASURE COAST IMAGING PARTNERS, INC.
                                    VALLEY IMAGING PARTNERS, INC.
                                    WB&A IMAGING PARTNERS, INC.

                                    By: /s/ Sami S. Abbasi
                                        ---------------------------------------
                                    Name: Sami S. Abbasi
                                    Title: Chief Financial Officer and Executive
                                           Vice President

                                    M&S IMAGING INVESTMENTS, INC.

                                    By:  /s/ Sami S. Abbasi
                                        ----------------------------------------
                                    Name: Sami S. Abbasi
                                    Title: Chief Financial Officer and Executive
                                              Vice President



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